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                                                                    EXHIBIT 21.1
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                     SUBSIDIARIES OF AMERICA ONLINE, INC.
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                                                               JURISDICTION OF
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                        NAME                                    INCORPORATION
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
AOL COMMUNITY, INC.                                                Delaware
AOL FOUNDATION, INC.                                               Delaware
AOL TV, INC.                                                       Delaware
AOL VENTURES, INC.                                                 Delaware
AOLV HUB, INC.                                                     Delaware
AOLV FASHION CHANNEL, INC.                                         Delaware
AOLV HEALTHY LIVING CHANNEL, INC.                                  Delaware
THRIVE J.V.
ASYLUM, INC. (DOING BUSINESS AS ENTERTAINMENT ASYLUM)             California
COMPUSERVE INTERACTIVE SERVICES, INC.                              Delaware
COMPUSERVE INTERACTIVE SERVICES LATIN AMERICA, INC.                Delaware
COMPUSERVE VENTURES INCORPORATED                                     Ohio
COMPUSERVE WORKS OF WONDER, INC.                                     Ohio
CYBER LEASING CORP.                                                Delaware
DIGITAL CITY, INC.                                                 Delaware
DIGITAL STUDIOS, INC.                                              Delaware
DIGITAL MARKETING SERVICES, INC.                                   Delaware
EXTREME FANS, INC. (DOING BUSINESS AS REAL FANS)                   Illinois
GLOBAL NETWORK NAVIGATOR, INC.                                     Delaware
ICQ NETWORKS, INC.                                                 New York
ICQ HOLDING COMPANY, INC.                                          New York
ICQ, INC.                                                          Delaware
THE IMAGINATION NETWORK, INC. (DOING BUSINESS AS WORLDPLAY         Delaware
 ENTERTAINMENT, INC.)
JOHNSON-GRACE NEWCO, INC.                                          Delaware
PERSONAL LIBRARY SOFTWARE INC.                                     Maryland
REDGATE COMMUNICATIONS CORP.                                       Delaware
SPRY, INC.                                                        Washington
SUNRISE CAPITAL CORPORATION                                        Delaware
WEBSOFT, INC.                                                      Delaware
AOL FRANCE, S.A.R.L.                                                France
AOL INTERNATIONAL FINANCE CV                                      Netherlands
AOL FINANCE BV                                                    Netherlands
AOL HOLDINGS (UK) LIMITED                                       United Kingdom
AOL HOLDINGS (UK) 2 LIMITED
AOL (UK) LTD.                                                   United Kingdom
COMPUSERVE INTERACTIVE SERVICES LIMITED                         United Kingdom
AOL AMERICA ONLINE IRELAND                                         Ireland
AOL HOLDING GMBH                                                   Germany
AOL AMERICA ONLINE (DEUTSCHLAND) GMBH                              Germany
COMPUSERVE INTERACTIVE SERVICES BETEILIGUNGS                       Germany
 & VERWALTUNGS GMBH
AMERICA ONLINE HOLDING B.V.                                       Netherlands
AOL CANADA SERVICES, INC.                                           Canada
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
AMERICA ONLINE (JAPAN), INC.                                     Japan
AOL INTERNATIONAL LLC                                           Delaware
AOL AUSTRALIA HOLDINGS LLC                                      Delaware
ICQ LTD.                                                         Israel
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